UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 21, 2006

InterSearch Group, Inc.

(Exact name of Registrant as Specified in its Charter)

Florida	000-51776	59-3234205
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 Kearny Street, Suite 550

San Francisco, CA 94108

(Address of Principal Executive Offices)

(415) 962-9700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 of the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Item 1.01 Entry into a Material Definitive Agreement.

Debt Financing

On July 21, 2006, InterSearch Group, Inc. (the “Company”) completed the sale (the “Debt Financing”) of 13.50% Senior Subordinated Notes Due 2011 in the aggregate principal amount of $7.0 million (the “Notes”), together with 195,000 shares (the “Shares”) of the Company’s common stock (“Common Stock”) and warrants (the “Warrants”) to purchase up to an aggregate of 477,000 shares of Common Stock. GunnAllen Financial, Inc., served as placement agent in the transaction. The Debt Financing, which was made solely to “accredited investors” (the “Investors”) pursuant to Rule 506 promulgated under the Securities Act of 1933, as amended (the “Securities Act”), resulted in gross proceeds of $7.0 million before placement agent fees and expenses associated with the transaction.

The Notes issued by the Company in the Debt Financing are secured by a first lien on all assets of tax-related Internet domains, including www.irs.com, the Company acquired in September 2005 and a lien on all other assets of the Company, second to the liens (the “Senior Liens”) on all other assets of the Company’s senior lender, Silicon Valley Bank (the “Senior Lender”). The Notes will become due on July 21, 2011. Prior to maturity, the Notes (i) will be interest-only for the first two years; (ii) will amortize 20% of the principal amount in year three; will amortize 25% of the principal amount in year four; and (iii) will amortize the remainder of the principal amount in year five, with payments of principal, as applicable, and interest due monthly, with interest at the rate of 13.50% per year. The Notes can be prepaid by the Company in whole or in part in any amount greater than $100,000 at any time without penalty.

The Investors will have the right to accelerate repayment of the Notes if, among other things, (i) the Company’s leverage ratio is greater than 2.5 to 1.0 as of the last day of any fiscal quarter, (ii) the Company’s fixed charge coverage ratio is less than 1.8 to 1.0 as of the last day of any fiscal quarter, or (iii) the Company makes capital expenditures during any fiscal year greater than (A) $1 million per year for the fiscal year ended December 31, 2006 and (B) $0.5 million per year for any fiscal year thereafter.

As a part of the Debt Financing, the Company issued the Shares and the Warrants to the Investors. The Investors may exercise these warrants over a period commencing on July 21, 2006 and ending on July 20, 2011 for an exercise price of $1.60 per share. The Company has authorized and reserved a sufficient quantity of shares of Common Stock to provide for the exercise of the rights represented by the Warrants. The Investors may exercise the Warrants subject to limitations without making a cash payment (a “Cashless Exercise”). The warrants also contain a mandatory exercise provision, whereby the Company may require the Investors to exercise that number of Warrants selected by the Company (for cash) if the Investors can include the shares issuable upon exercise of that number of Warrants selected by the Company in an underwritten public offering in which the price per share is $5.50 (as adjusted for stock splits, dividends, and recapitalizations). The Investors are not obligated, however, to sell the shares underlying the Warrants that are subject to the mandatory exercise provision. The Warrants also provide for the adjustment of the exercise price of the Warrants and the number of shares of Common Stock issuable upon exercise of the Warrants to reflect any stock dividend, stock split, combination of shares, reclassification, recapitalization, or other similar event.

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Under a registration rights agreement (the “Registration Rights Agreement”) entered into between the Company and the Investors, the Company is required, within 30 days of the date of the timely filing of the Company’s next quarterly report under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to file a registration statement with the SEC covering the resale of the shares of Common Stock for which the Warrants are exercisable. The Company is required to cause this registration statement to become effective within 90 days of the timely filing of the Company’s next quarterly report under the Exchange Act, as may be extended only (i) for such time as is necessary for the Company to respond to one or more sets of comments by the SEC, and (ii) so long as the Company takes all action within its control with the cooperation of its legal counsel to respond to the SEC within 10 days of receipt of any such comments.

The description of the Debt Financing set forth above is not complete and is qualified in its entirety by reference to the Investment Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated by reference into this Item 1.01. The descriptions of the Notes, the Warrants and the Registration Rights Agreement set forth above are not complete and are qualified in its entirety by reference to such agreements, copies of which are attached as Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4, respectively to this Current Report on Form 8-K, and are incorporated by reference into this Item 1.01.

A copy of the press release issued by the Company announcing the Private Placement is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Amendment to InterSearch Group, Inc. 2005 Equity Incentive Plan

On December 16, 2005, the Board of Directors (the “Board”) of the Company approved and adopted an amendment (the “Amendment”) to the Company’s 2005 Equity Incentive Plan (the “Equity Incentive Plan”), subject to approval by the holders of a majority of the Common Stock, which approval became effective on July 27, 2006. The Amendment increases from 744,124 to 1,744,124, the number of shares of Common Stock with respect to which awards under the Equity Incentive Plan may be granted.

The description of the Amendment set forth above is not complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached as Exhibit 10.5 to this Current Report on Form 8-K, and is incorporated by reference into this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registration.

The information included in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Current Report on Form 8-K.

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EXHIBIT INDEX

Exhibit Number	Description

10.1	Investment Agreement, dated July 21, 2006, among InterSearch Group, Inc. and CapitalSouth Partners Fund I Limited Partnership, CapitalSouth Partners Fund II Limited Partnership and Harbert Mezzanine Partners II SBIC, L.P.

10.2	13.50% Senior Subordinated Notes due 2011 issued to CapitalSouth Partners Fund I Limited Partnership, CapitalSouth Partners Fund II Limited Partnership and Harbert Mezzanine Partners II SBIC, L.P.

10.3	Common Stock Purchase Warrants, dated July 21, 2006, issued to CapitalSouth Partners Fund I Limited Partnership, CapitalSouth Partners Fund II Limited Partnership and Harbert Mezzanine Partners II SBIC, L.P.

10.4	Registration Rights Agreement, dated July 21, 2006, among InterSearch Group, Inc. and CapitalSouth Partners Fund I Limited Partnership, CapitalSouth Partners Fund II Limited Partnership and Harbert Mezzanine Partners II SBIC, L.P.

10.5	Amendment No. 1 to InterSearch Group, Inc. 2005 Equity Incentive Plan.

99.1	Press release dated July 24, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2006	INTERSEARCH GROUP, INC.

	By:	/s/ Gary W. Bogatay, Jr.
	Name:	Gary W. Bogatay, Jr.
	Title:	Chief Financial Officer
(Principal Financial and Accounting Officer)